UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund
The Rice Hall James Funds

Annual Report	October 31, 2020

Rice Hall James Small Cap Portfolio

Rice Hall James Micro Cap Portfolio

Investment Adviser:

Rice Hall James & Associates, LLC

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the Commission’s website at http://www.sec.gov.

The Advisors’ Inner Circle Fund	RHJ FUNDS October 31, 2020 (Unaudited)

SHAREHOLDERS’ LETTER

RHJ Funds Annual Report

The past twelve months has been a remarkable period for stocks – a pandemic, a historic market collapse, and a market recovery that encompassed the best five consecutive months for stocks since 1928. Almost all of the major domestic and international stock markets finished flat to higher, albeit to varying degrees, in spite of near depression-like economic numbers. During the period, large cap stocks outpaced small cap stocks with the S&P 500 and Russell 2000 Indices up 9.71% and down 0.14%, respectively. Growth handily outperformed value (again) across the market cap spectrum, widening an already huge chasm. Reminiscent of 1999, the NASDAQ was the big winner in a landslide, up 32.84% for the fiscal year just ended.

The problem, however, is that it doesn’t seem like we should be feeling this good. Even with amazing progress in testing, therapeutics, and vaccine development, incidence of COVID-19 remains persistently high and rising, thwarting the country’s ability to open up. As a result, there are still huge swaths of the economy stuck on life support. This comes to a head in the unemployment statistics. While improving dramatically from its meteoric rise earlier this year, November 14, 2020 initial unemployment claims were 742,000, still higher than the 665,000 March peak during the 2009 recession, and unemployment sits at 6.9%. Even when the economy opens back up, one has to wonder what the new-normal will look like, many industries may never return to pre Covid-19 times.

The most commonly cited reason for this disconnect between stocks and the real economy is the extreme fiscal and monetary stimulus, which now exceeds $20 trillion in outlays. While the intention of policymakers is to instill confidence and bridge the country to the resumption of a more normal economy, the excess liquidity filters into the equity market amid a dearth of investment alternatives. After three crises in two decades, investors are also well-conditioned to “buy the dips.”

The other issue is that the primary indices aren’t capturing the large dispersion in returns. This is evidenced by the 9.12% year-to-date performance gap between the 9.71% S&P 500 return and a mere 0.59% return for an equal-weighted reconstitution of the same stocks. The divergence is even more apparent in the huge disparity between growth and value throughout the fiscal year. While growth stocks performed admirably, value stocks seemed to be in their own personal bear market. The S&P 500 Growth beat the S&P 500 Value by 31.54%, with a return of 24.45% versus -7.09%, respectively. Small cap value stocks suffered the same fate with the 13.37% return of the Russell 2000 Growth Index, overpowering the dismal -13.92% Russell 2000 Value Index return, a gap of 27.29%. The intimation is that the rally is narrow, and the market bifurcated.

The Advisors’ Inner Circle Fund	RHJ FUNDS October 31, 2020 (Unaudited)

This dynamic has given rise to the notion of a “K” recovery that seems to work on multiple levels. The concept was initially labor-centric, contrasting the resilience in white-collar employment with the carnage in more service-oriented areas. But it has become equally apropos in defining how winners and losers have emerged from the pandemic in what increasingly feels like a zero-sum game. For example, while the relocation of families to suburban schools and communities has created a boon for homebuilders, it has come at the expense of urban business, commercial real estate, and tax bases. It is also easier for Walmart, Target, and Costco to implement curbside pick-up and delivery than it is for a small chain, which may or may not have been deemed “essential.”

The “K” moniker has also been embraced by the market, with investors piling into a small group of stocks deemed beneficiaries of the changes created by the pandemic, while shunning everything else. Although it is hard to argue with this logic in the short-term, too much money chasing, too few assets creates bubbles, and the current situation is no different. This is evident in large and small cap valuations with the Russell 1000 and Russell 2000 Growth Indices trading at 27x and 35x next-12-month estimated earnings, respectively. Another indication of the excess is that the Technology sector weighting in the S&P 500 is higher today than it was in 1999 on an apples-to-apples basis. Unprofitable companies comprise over 36% of the Russell 2000 Growth benchmark, the highest level in history.

Looking ahead, the next obvious milestone for the market is approval and distribution of one or more COVID-19 vaccines. Encouraging results regarding effectiveness in multiple vaccine opportunities, along with the Presidential election all but decided, has brought some level of certainty to a year that has offered anything but. That said, we are reminded that it is still 2020, and no one can take anything for granted. With widespread dissemination of the vaccine anticipated by mid-2021, we believe investors will soon fully embrace a broad reopening of the economy. This will likely lead to a rotation from the increasingly narrow leadership of growth stocks benefitting from the stay-at-home phenomenon into more broad-based economically sensitive issues - and valuation should again matter.

Source: Factset

RHJ Small Cap Portfolio

As of October 31, 2020	6 Months	Calendar YTD	1 Year

RHJ Small Cap Portfolio	15.70%	-6.52%	-3.85%

Russell 2000 Index	18.13%	-6.77%	-0.14%

Russell 2000 Growth Index	22.72%	4.67%	13.37%

The Advisors’ Inner Circle Fund	RHJ FUNDS October 31, 2020 (Unaudited)

The RHJ Small Cap Portfolio returned -3.85% for the year ended October 31, 2020, underperforming the Russell 2000 Index return of -0.14%.

In spite of a very volatile year, the leadership remained in the high-beta non-earning companies, making it challenging for active managers focused on quality growth to keep up. Our GARP valuation-based focus continues to be a headwind as growth stocks have crushed value stocks. The growth-value return gap has widened to astonishing levels, while the growth-value spread for ten-year rolling returns now exceeds a two standard deviation event, not seen since the 1999/2000 peak in the technology boom.

Turning to sectors, Consumer Discretionary, up 9.34% for the index, outperformed most other market sectors, and while we were overweight to the sector (17% vs. 12%), our Portfolio holdings had a hard time keeping up, returning -16.96%. Within Health Care, we had a slight overweight (21% vs. 20%) which helped, but lagged with a 16.76% return compared to 34.03% for the index. In addition, within Consumer Staples where we had a market-like weight of 4%, stock selection lagged this quarter with a -35.76% return, compared to 12.14% for the index. These three sectors combined cost the Portfolio about 1020 basis points of relative performance.

On a positive note, our significant underweight to the Financials sector (3% vs. a 16% index weight) was a huge positive even with lagging stock selection (-34.24% return compared to -18.52% for the index). This year, our lack of exposure to Real Estate (7% of the index) was a positive, with the sector lagging the index and returning -25.32%. Lastly, our overweight to Technology, combined with a 14.95% return was a positive as the index sector returned 9.20%. These three sectors combined added 685 basis points of relative outperformance.

RHJ Micro Cap Portfolio

As of October 31, 2020	6 Months	Calendar YTD	1 Year

RHJ Micro Cap Portfolio	19.36%	-6.38%	-3.65%

Russell Microcap Index	18.99%	-6.75%	3.15%

Russell Microcap Growth Index	22.01%	6.48%	22.35%

The RHJ Micro Cap Equity Portfolio posted a return of -3.65% for the year ending October 31, 2020, underperforming the Russell Microcap Index return of 3.15%.

Again, the market leadership in micro cap stocks was also dominated by lower quality, non-earning companies during this period. Health Care was the best performing index sector with a 38.95% return, our underweight to the sector was a negative, and stock selection lagged with a 22.16% return. Within the overweight

The Advisors’ Inner Circle Fund	RHJ FUNDS October 31, 2020 (Unaudited)

Consumer Discretionary sector (11% v. 10%), stock selection lagged with a -20.63% return compared to a 13.66% return for the index sector. Our overweight to Industrials (24% vs. 11% for the index) was a negative, and stock selection lagged with a -5.80% return, compared to -3.40% for the index. These three sectors combined cost the Portfolio about 1220 basis points of relative performance.

On a positive note, our significant underweight to the Financials sector (5% vs. a 21% index weight) was a big contributor, and stock selection was superior with a -15.67% return compared to -23.70% for the index. This year, our underweight to Real Estate (0.3% vs. 4% of the index) was also a positive as this sector lagged, and our Portfolio sector names returned -0.55% compared to -18.28% for the index. Lastly, our underweight to Energy, combined with a -17.41% return was a positive as this was by far the worst performing index sector with a -44.41% return. These three sectors combined added about 940 basis points of relative outperformance.

Investment Management Team

The RHJ Funds

November 24, 2020

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Past performance is not a guarantee of future results. Mutual fund investing involves risk including the possible loss of principal. There are specific risks inherent in small cap investing, such as greater share volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations.

The Advisors’ Inner Circle Fund	RHJ FUNDS October 31, 2020 (Unaudited)

Definition of Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index is an unmanaged index that consists of the smallest 2,000 securities in the small-cap Russell 2000 Index plus the next 2,000 securities.

Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Advisors’ Inner Circle Fund	RHJ SMALL CAP PORTFOLIO October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

†	The Rice Hall James Small Cap Portfolio commenced operations on November 1, 1996.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

The Advisors’ Inner Circle Fund	RHJ MICRO CAP PORTFOLIO October 31, 2020 (Unaudited)

Growth of a $10,000 Investment

†	The Rice Hall James Micro Cap Portfolio commenced operations on July 1, 1994.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

N/A Not applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO October 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK†† — 96.1%

	Shares	Value
COMMUNICATION SERVICES — 1.2%
Glu Mobile*	24,200	$173,272

CONSUMER DISCRETIONARY — 12.6%
Callaway Golf	14,500	224,605
Five Below*	2,400	320,016
K12*	6,500	155,155
Papa John’s International	4,000	306,400
Skyline Champion*	7,900	202,635
Strategic Education	2,100	174,426
WW International*	12,700	268,732
YETI Holdings*	3,100	153,388

		1,805,357

CONSUMER STAPLES — 1.7%
Primo Water	19,200	240,576

FINANCIALS — 1.0%
Banner	3,900	143,793

HEALTH CARE — 26.8%
Cardiovascular Systems*	8,200	292,330
CareDx*	6,400	313,920

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO October 31, 2020

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Coherus Biosciences*	15,900	$265,053
Covetrus*	11,700	288,873
Emergent BioSolutions*	2,700	242,919
Encompass Health	4,700	288,157
Ensign Group	5,200	305,968
Inmode*	7,900	288,824
NuVasive*	5,800	257,694
Omnicell*	4,900	424,095
Pacira BioSciences*	6,800	355,640
Providence Service*	2,600	305,630
R1 RCM*	11,300	202,496

		3,831,599

INDUSTRIALS — 23.2%
Air Transport Services Group*	13,102	367,380
Arcosa	4,600	212,382
Cubic	4,800	283,728
Gibraltar Industries*	4,900	281,505
ICF International	4,500	294,255
Lindsay	2,500	263,250
Matson	7,800	405,210
Mercury Systems*	3,476	239,427
Primoris Services	8,268	156,017
Rexnord	9,000	288,720
Tetra Tech	2,800	282,548
Vicor*	3,098	241,644

		3,316,066

INFORMATION TECHNOLOGY — 24.9%
Axcelis Technologies*	10,900	240,563
Brooks Automation	5,400	252,180
EPAM Systems*	1,300	401,635
Fabrinet*	3,700	222,074
Lattice Semiconductor*	8,270	288,623
Model N*	8,013	282,298
Pegasystems	3,300	382,404
Progress Software	7,200	261,864
Radware*	6,827	153,608
Silicon Motion Technology ADR	4,302	162,357

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO October 31, 2020

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
SunPower, Cl A*	13,300	$212,667
Verint Systems*	5,000	242,600
Viavi Solutions*	18,100	223,535
WNS Holdings ADR*	4,011	231,194

		3,557,602

MATERIALS — 4.7%
Ingevity*	4,500	246,960
Materion	3,700	189,403
Osisko Gold Royalties	21,500	240,370

		676,733

TOTAL COMMON STOCK (Cost $11,859,074)		13,744,998

SHORT-TERM INVESTMENT — 2.7%
Dreyfus Treasury & Agency Cash Management Fund, Institutional Shares, 0.020% (A) (Cost $395,379)	395,379	395,379

TOTAL INVESTMENTS— 98.8% (Cost $12,254,453)		$14,140,377

Percentages are based on Net Assets of $14,305,149.
*	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

ADR	American Depositary Receipt
Cl	Class

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO October 31, 2020

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK†† — 98.4%

	Shares	Value
COMMUNICATION SERVICES — 3.8%
Glu Mobile*	63,300	$453,228
QuinStreet*	28,352	453,774
TechTarget*	12,100	529,980

		1,436,982

CONSUMER DISCRETIONARY — 11.3%
Aspen Group*	39,500	370,510
Clarus	46,705	724,395
Core-Mark Holding	18,674	510,734
Johnson Outdoors, Cl A	7,227	631,134
K12*	16,800	401,016
Magnite*	60,005	541,845
XPEL*	25,900	641,802
Zumiez*	16,454	460,712

		4,282,148

CONSUMER STAPLES — 1.1%
elf Beauty*	21,200	429,724

ENERGY — 1.1%
National Energy Services Reunited*	54,400	402,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO October 31, 2020

COMMON STOCK — continued

	Shares	Value

FINANCIALS — 3.4%
Guaranty Bancshares	12,603	$364,227
Pacific Premier Bancorp	16,920	431,460
QCR Holdings	15,700	487,171

		1,282,858

HEALTH CARE — 25.3%
Accuray*	90,700	263,937
BioSpecifics Technologies*	7,659	674,758
Cardiovascular Systems*	7,747	276,181
CareDx*	14,884	730,060
Cerus*	92,367	484,927
CryoPort*	9,988	400,918
Inmode*	12,500	457,000
Inogen*	11,400	332,994
IntriCon*	31,269	390,863
iRadimed*	21,749	492,615
Lantheus Holdings*	29,897	324,681
LeMaitre Vascular	11,559	375,436
Mesa Laboratories	2,420	632,612
NeoGenomics*	17,565	689,075
Providence Service*	9,072	1,066,413
STAAR Surgical*	10,266	744,285
Tactile Systems Technology*	9,817	359,106
U.S. Physical Therapy	5,500	436,315
Utah Medical Products	5,848	485,384

		9,617,560

INDUSTRIALS — 24.2%
Air Transport Services Group*	23,046	646,210
Alamo Group	4,000	481,320
Allied Motion Technologies	16,500	623,370
CBIZ*	21,883	496,088
Construction Partners, Cl A*	26,221	534,384
CRA International	10,171	416,502
Energy Recovery*	59,649	577,999
ESCO Technologies	5,105	427,238
Exponent	7,956	553,658
Huron Consulting Group*	10,100	382,386

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO October 31, 2020

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
Kornit Digital*	8,979	$604,466
Montrose Environmental Group*	20,600	556,818
MYR Group*	16,066	686,822
Radiant Logistics*	95,553	491,142
Shyft Group	25,200	486,612
Sterling Construction*	52,506	771,838
Vicor*	5,860	457,080

		9,193,933

INFORMATION TECHNOLOGY — 23.3%
ADTRAN	36,600	391,254
Airgain*	38,589	533,300
Axcelis Technologies*	24,458	539,788
Cerence*	11,123	607,093
DSP Group*	25,931	341,511
Ebix	22,200	400,932
Harmonic*	95,786	568,969
Lattice Semiconductor*	15,457	539,450
Limelight Networks*	77,400	273,222
LivePerson*	9,608	513,644
Luna Innovations*	65,300	412,043
MagnaChip Semiconductor*	48,200	659,858
Model N*	18,520	652,460
OneSpan*	28,411	623,053
Perficient*	13,700	536,492
QAD, Cl A	10,400	435,136
Silicon Motion Technology ADR	10,763	406,195
Zix*	66,800	409,484

		8,843,884

MATERIALS — 3.5%
Haynes International	20,173	327,004
Ranpak Holdings, Cl A*	67,600	576,628
UFP Technologies*	11,300	418,778

		1,322,410

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO October 31, 2020

COMMON STOCK — continued

	Shares	Value
REAL ESTATE — 1.4%
RE, Cl A	16,500	$533,610

TOTAL COMMON STOCK (Cost $29,825,678)		37,345,669

SHORT-TERM INVESTMENT — 0.5%

Dreyfus Treasury & Agency Cash Management Fund, Institutional Shares, 0.020% (A) (Cost $180,694)	180,694	180,694

TOTAL INVESTMENTS— 98.9% (Cost $30,006,372)		$37,526,363

Percentages are based on Net Assets of $37,948,146.
*	Non-income producing security.
††	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2020.

ADR	American Depositary Receipt
Cl	Class

As of October 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements under U.S. generally accepted accounting principles.

For the year ended October 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Portfolio	Micro Cap Portfolio

Assets:
Investments at Value (Cost $12,254,453 and $30,006,372, respectively)	$14,140,377	$37,526,363
Cash	360	—
Receivable for Investment Securities Sold	204,737	456,342
Dividends Receivable	9	11
Receivable for Capital Shares Sold	—	51,760
Prepaid Expenses	13,809	11,638

Total Assets	14,359,292	38,046,114

Liabilities:
Transfer Agent Fees Payable	19,501	26,160
Payable to Investment Adviser	9,154	51
Payable to Administrator	3,810	8,895
Payable to Trustees	2,293	5,957
Chief Compliance Officer Fees Payable	828	2,150
Payable for Capital Shares Redeemed	490	10,400
Other Accrued Expenses	18,067	44,355

Total Liabilities	54,143	97,968

Net Assets	$14,305,149	$37,948,146

Net Assets Consist of:
Paid-in Capital	$15,544,671	$32,104,463
Total Distributable Earnings (Accumulated Loss)	(1,239,522)	5,843,683

Net Assets	$14,305,149	$37,948,146

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,848,606	1,421,824

Net Asset Value,
Per share — Institutional Class	$7.74	$26.69*

*	Redemption price per share may be less if the shares are redeemed less than 90 days from the date of purchase. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS For the Year Ended October 31, 2020

STATEMENTS OF OPERATIONS

	Small Cap Portfolio	Micro Cap Portfolio

Investment Income
Dividends	$150,758	$187,880
Less: Foreign Taxes Withheld	(1,337)	—

Total Investment Income	149,421	187,880

Expenses
Investment Advisory Fees	212,001	292,809
Administration Fees	59,784	90,285
Trustees’ Fees	12,839	20,634
Chief Compliance Officer Fees	3,561	5,691
Transfer Agent Fees	127,202	130,355
Registration and Filing Fees	26,516	25,330
Legal Fees	14,376	22,507
Audit Fees	10,476	25,524
Custodian Fees	5,016	5,000
Printing Fees	1,415	8,351
Other Expenses	11,049	18,953

Expenses Before Expense Waiver, Reimbursement and Fees Paid Indirectly	484,235	645,439

Less:
Waiver of Investment Advisory Fees	(212,001)	(154,081)
Reimbursement from Adviser	(5,442)	—
Fees Paid Indirectly(1)	(12,565)	(5,973)

Net Expenses After Expense Waiver, Reimbursement and Fees Paid Indirectly	254,227	485,385

Net Investment Loss	(104,806)	(297,505)

Net Realized Gain (Loss) on Investments	1,042,138	(1,364,572)

Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,387,578)	312,428

Total Net Realized and Unrealized Loss on Investments	(1,345,440)	(1,052,144)

Net Decrease in Net Assets
Resulting from Operations	$(1,450,246)	$(1,349,649)

(1)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(104,806)	$(178,209)
Net Realized Gain (Loss) on Investments	1,042,138	(3,899,582)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,387,578)	3,673,235

Net Decrease in Net Assets Resulting in Operations	(1,450,246)	(404,556)

Distributions	—	(9,819,302)

Return of Capital	—	(40,146)

Capital Share Transactions:
Issued	1,881,214	7,308,741
Reinvestment of Distributions	—	9,790,105
Redeemed	(26,726,554)	(11,340,998)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(24,845,340)	5,757,848

Total Decrease in Net Assets	(26,295,586)	(4,506,156)

Net Assets:
Beginning of Year	40,600,735	45,106,891

End of Year	$14,305,149	$40,600,735

Shares Issued and Redeemed:
Issued	254,073	895,301
Reinvestment of Distributions	—	1,410,678
Redeemed	(3,449,225)	(1,364,892)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(3,195,152)	941,087

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2020	Year Ended October 31, 2019
Operations:
Net Investment Loss	$(297,505)	$(315,529)
Net Realized Gain (Loss) on Investments	(1,364,572)	454,371
Net Change in Unrealized Appreciation
(Depreciation) on Investments	312,428	(1,198,337)

Net Decrease in Net Assets Resulting in Operations	(1,349,649)	(1,059,495)

Distributions	(501,345)	(9,592,618)

Capital Share Transactions:
Issued	7,359,379	5,045,695
Reinvestment of Distributions	457,298	8,297,105
Redemption Fees(1)	19,632	2,391
Redeemed	(12,934,979)	(9,996,283)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,098,670)	3,348,908

Total Decrease in Net Assets	(6,949,664)	(7,303,205)

Net Assets:
Beginning of Year	44,897,810	52,201,015

End of Year	$37,948,146	$44,897,810

Shares Issued and Redeemed:
Issued	321,448	176,834
Reinvestment of Distributions	16,012	337,144
Redeemed	(518,764)	(366,807)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(181,304)	147,171

(1) See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Year	$8.05	$10.99	$11.16	$10.16	$13.61

Income (Loss) from
Investment Operations:
Net Investment Loss(1)	(0.03)	(0.03)	(0.05)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss)	(0.28)	(0.45)	0.60	1.48	(0.64)

Total from Investment Operations	(0.31)	(0.48)	0.55	1.45	(0.68)

Distributions from:
Net Realized Gain	—	(2.45)	(0.72)	(0.45)	(2.77)
Return of Capital	—	(0.01)	—	—	—

Total Distributions	—	(2.46)	(0.72)	(0.45)	(2.77)

Net Asset Value,
End of Year	$7.74	$8.05	$10.99	$11.16	$10.16

Total Return†	(3.85)%	(0.80)%	5.00%	14.49%	(5.18)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$14,305	$40,601	$45,107	$48,204	$41,425
Ratio of Net Expenses to Average Net Assets	1.00%(2)	1.00%(2)	1.00%(2)	0.97%(3)	1.07%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.83%	1.77%	1.68%	1.66%	1.56%
Ratio of Net Investment Loss to Average Net
Assets	(0.40)%	(0.42)%	(0.41)%	(0.32)%	(0.35)%
Portfolio Turnover Rate†	65%	84%	103%	84%	54%

(1)	Per share calculations were performed using average shares for the year.

(2)

The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 5 basis points (bps), 1 bps and 5 bps, respectively.

(3)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were excluded, the ratios would have increased by 3 bps and 2 bps, respectively.

†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2020	2019	2018	2017	2016
Net Asset Value,
Beginning of Year	$28.01	$35.85	$38.16	$29.20	$27.53

Income (Loss) from
Investment Operations:
Net Investment Loss(1)	(0.19)	(0.20)	(0.28)	(0.33)	(0.11)
Net Realized and Unrealized Gain (Loss)	(0.82)	(0.93)	2.23	9.29	1.78

Total from Investment Operations	(1.01)	(1.13)	1.95	8.96	1.67

Redemption Fees	0.01	—^	—^	—^	—^

Distributions from:
Net Realized Gain	(0.32)	(6.71)	(4.26)	—	—

Total Distributions	(0.32)	(6.71)	(4.26)	—	—

Net Asset Value,
End of Year	$26.69	$28.01	$35.85	$38.16	$29.20

Total Return†	(3.65)%	(0.55)%	5.84%	30.68%	6.07%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$37,948	$44,898	$52,201	$50,919	$44,888
Ratio of Net Expenses to Average Net Assets	1.25%(2)	1.25%(2)	1.25%(2)	1.25%(3)	1.36%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.65%	1.54%	1.39%	1.47%	1.55%
Ratio of Net Investment Loss to Average Net Assets	(0.76)%	(0.68)%	(0.78)%	(0.97)%	(0.40)%
Portfolio Turnover Rate†	69%	67%	64%	48%	62%

(1)	Per share calculations were performed using average shares for the year.

(2)

The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 2 basis points (bps), 2 bps and 1 bps, respectively.

(3)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were excluded, the ratios would have increased by 3 bps and 1 bps, respectively.

†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.

^	Value is less than $0.005 per share.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997, as amended on May 15, 2012 and August 18, 2020. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 43 funds. The financial statements herein are those of the Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”) and Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations that, at the time of initial purchase, fall within the range of the companies in the Russell 2000 Index at reconstitution each June. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies that, at the time of initial purchase, fall within the range of companies in the Russell Microcap Index at reconstitution each June. The financial statements of the remaining funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or approximately 4:00

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2020, there were no securities valued in accordance with the fair value procedures.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session of the exchange on which the security is principally traded.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

(unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indicator of the risk associated with investing in these securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2020, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” (i.e., a greater than 50% probability) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e.,

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2020, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. Each fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Redemption Fees — The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $19,632 and $2,391, for the years ended October 31, 2020 and October 31, 2019, respectively.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2020, the Small Cap Portfolio and Micro Cap Portfolio paid $59,784 and $90,285, respectively, for these services.

The Funds direct, via a network of executing brokers, certain fund trades to the Distributor, who pays a portion of the Funds’ expenses. Under this arrangement, the Small Cap Portfolio and the Micro Cap Portfolio had expenses reduced by $11,197 and $4,618, respectively, savings that were used to pay administrative expenses. These amounts are included in “Fees Paid Indirectly” on the Statements of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the “Adviser”). These fees are disclosed on the Statements of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend-disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits that can be used to offset transfer agent expenses. During the year ended October 31, 2020, the Small Cap Portfolio and the Micro Cap Portfolio earned credits of $1,368 and $1,355, respectively, which were used to offset transfer agent expenses. These amounts are included in “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

5. Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund’s average daily net assets, respectively. The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2021. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year ended October 31, 2020. In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee reductions or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee reduction and/or expense reimbursement and (ii) at the time of the recoupment.

RHJ Fund	Contractual Expense Limitation
Small Cap Portfolio	1.00%
Micro Cap Portfolio	1.25%

As of October 31, 2020, the Adviser may seek as reimbursement of previously reduced fees for the Funds as follows:

	Expiring	Expiring	Expiring
RHJ Fund	2021	2022	2023	Total
Small Cap Portfolio	$364,224	$325,371	$217,443	$907,038
Micro Cap Portfolio	68,108	131,303	154,081	353,492

6. Investment Transactions:

For the year ended October 31, 2020, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

RHJ Fund	Purchases	Sales

Small Cap Portfolio	$16,887,683	$41,185,379
Micro Cap Portfolio	25,963,741	31,595,698

There were no purchases or sales of long-term U.S. Government Securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent.

The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020 is primarily related to net operating losses and distribution in excess of net investment income:

	Distributable Earnings
RHJ Fund	(Accumulated Loss)	Paid-in Capital
Small Cap Portfolio	$191,445	$(191,445)
Micro Cap Portfolio	336,274	(336,274)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

RHJ Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total

Small Cap Portfolio

2020	$-	$-	$-	$-

2019	1,474,205	8,345,097	40,146	9,859,448

Micro Cap Portfolio

2020	-	501,345	-	501,345

2019	785,181	8,807,437	-	9,592,618

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

				Total Distributable
	Capital Loss Carry	Late-Year Loss	Unrealized	Earnings
RHJ Fund	Forward -Short-Term	Deferral	Appreciation	(Accumulated Losses)
Small Cap Portfolio	$(2,713,884)	$(89,246)	$1,563,608	$(1,239,522)
Micro Cap Portfolio	(1,329,377)	(253,098)	7,426,158	5,843,683

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and retain their character as either short-term or long-term capital losses. During the year ended October 31, 2020, Small Cap Portfolio utilized $1,228,744 in capital loss carryforwards to offset capital gain.

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2020 through October 31, 2020, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

For Federal income tax purposes, the difference between Federal tax cost and book cost is due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2020, were as follows:

RHJ Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Small Cap Portfolio	$12,576,769	$2,476,193	$(912,585)	$1,563,608
Micro Cap Portfolio	30,100,205	9,488,044	(2,061,886)	7,426,158

8. Concentration of Risks:

Equity Risk (Small Cap Portfolio, Micro Cap Portfolio) — Since the Funds purchase equity securities, the Funds are subject to equity risk, or the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and accordingly the value of the Funds’ equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Small-Capitalization Company Risk (Small Cap Portfolio, Micro Cap Portfolio) — The small-capitalization companies in which the Funds will invest may be more vulnerable to adverse business or economic events as compared to larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have comparatively limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Growth Style Risk (Small Cap Portfolio, Micro Cap Portfolio) — The Funds pursue a “growth style” of investing, meaning that the Funds invest in equity securities of companies that the Adviser believes can potentially offer above-average rates of earnings growth and that therefore may experience stock price increases that exceed the increases observed in the benchmark or in the stock’s peer universe. Over time and in different market environments, growth-style investing may fall in or out of favor, and in the latter case, the Funds may underperform other equity funds that rely on different investing styles or pursue different objectives.

Micro-Capitalization Company Risk (Micro Cap Portfolio) — Micro-capitalization companies may be newly formed or in the early stages of development with

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, as compared to the volume of information available about larger peers, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than stock prices corresponding to large-, mid- and small-capitalization companies, and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Market Risk (Small Cap Portfolio, Micro Cap Portfolio) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Funds invest may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

9. Other:

At October 31, 2020, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, (shareholder segments comprised of omnibus accounts that were held on behalf of individual shareholders), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of
RHJ Fund	Shareholders	% Ownership
Small Cap Portfolio	2	44%
Micro Cap Portfolio	1	49%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, remote, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

10. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments to the financial statements were required.

The Advisors’ Inner Circle Fund	RHJ Funds October 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

Rice Hall James Small Cap Portfolio and

Rice Hall James Micro Cap Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Rice Hall James Small Cap Portfolio and Rice Hall James Micro Cap Portfolio, each a series of shares of beneficial interest in The Advisors’ Inner Circle Fund (the “Funds”), including the schedules of investments, as of October 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

The Advisors’ Inner Circle Fund	RHJ Funds October 31, 2020

evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds in The Advisors’ Inner Circle Fund since 2013.

Philadelphia, Pennsylvania

December 21, 2020

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you hold an investment that is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (May 1, 2020 through October 31, 2020).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses, after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — and does NOT represent your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS October 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/20	Ending Account Value 10/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Small Cap Portfolio	$1,000.00	$1,157.00	0.97%	$5.26
Micro Cap Portfolio	1,000.00	1,193.60	1.25	6.89
Hypothetical 5% Return
Small Cap Portfolio	$1,000.00	$1,020.26	0.97%	$4.93
Micro Cap Portfolio	1,000.00	1,018.85	1.25	6.34

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period shown).

This page intentionally left blank.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES [3],[4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

INDEPENDENT TRUSTEES [4]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (since 2011) Lead Independent Trustee (since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

Trustees.” Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued)[3]

Mitchell A. Johnson (Born: 1942)	Trustee (since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce R. Speca (Born: 1956)	Trustee (since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial),
2010 to 2011. Executive Vice President – Investment
Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee (since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 43 funds in The Advisors’ Inner Circle Fund.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

None.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years

OFFICERS (continued)

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years

OFFICERS (continued)

Matthew M. Maher (Born: 1975)	Vice President (since 2018) Secretary (since 2020)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

The Advisors’ inner Circle Fund	RHJ Funds October 31, 2020

Other Directorships

Held in the Past Five Years

None.

None.

None.

The Advisors’ Inner Circle Fund	RHJ Funds October 31, 2020

BOARD CONSIDERATIONS IN RE-APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 20, 2020 via videoconference to decide whether to renew the Agreement for an additional one-year term (the “May Meeting”). The May Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020 and March 25, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the May Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the May Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the May Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the May Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent

The Advisors’ Inner Circle Fund	RHJ Funds October 31, 2020

counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the May Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and

The Advisors’ Inner Circle Fund	RHJ Funds October 31, 2020

peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on

The Advisors’ Inner Circle Fund	RHJ Funds October 31, 2020

a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Advisors’ Inner Circle Fund	RHJ Funds October 31, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2020 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2020, the Fund is designating the following items with regard to distributions paid during the year.

	Return of Capital	Ordinary Income Distribution	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Short-term Capital Gain Dividends (3)
Micro Cap
Portfolio	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short- term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2020. Complete information will be computed and reported with your 2020 Form 1099-DIV.

The Advisors’ Inner Clrcle Fund	RHJ Funds October 31, 2020

Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2020, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The Board acknowledged that (i) the report covered the period from June 1, 2019 through December 31, 2019 and thus did not cover the recent period of market volatility, and (ii) the Board held a call with the Trust’s officers on March 25, 2020 where the officers discussed the operations and effectiveness of the Program during the then-current market volatility. The Board requested that the Program Administrator provide an update of the operation of the Program during the then-current market volatility at its next meeting.    The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on June 1, 2019. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

The Rice Hall James Funds

P.O. Box 219009

Kansas City, MO 64121

866-474-5669

www.rhjfunds.com

Adviser:

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, CA 92101

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

RHJ-AR-001-1900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$10,000	None	$88,304	$6,000	None	$57,000
(d)	All Other Fees	None	None	$376,378	None	None	$97,500

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020				2019
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$766,250		None	None	$608,176		None	None
(b)	Audit-Related Fees	None		None	None	None		None	None
(c)	Tax Fees	$970	(4)	None	None	$11,559	(3)	None	None
(d)	All Other Fees	None		None	None	None		None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,500	None	None	$68,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(5)	$24,150	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2020			2019
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$95,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to McKee International Equity Portfolio or affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Common Reporting Services (“CRS”) tax services for the Sands Capital Global Growth Fund.

(5)	Review and signing of federal and state income tax returns.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2020	2019
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $464,682 and $160,500 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $970 and $11,559 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $24,150 and $0 for 2020 and 2019, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2020 and 2019, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2021

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2021

*	Print the name and title of each signing officer under his or her signature.